OPTION AGREEMENT

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THIS AGREEMENT made as of the 15th day of January, 2007

BETWEEN:

SCOTT C. HOUGHTON, of Box 73575, 1014 Robson Street

Vancouver, BC V6E 4L9

(the "Optionor")

OF THE FIRST PART

AND:

BIG BEAR RESOURCES INC., of 804 - 1238 Melville Street, Vancouver, BC V6E 4N2

(the "Optionee")

OF THE SECOND PART

WHEREAS:

A. The Optionor is the owner of certain mineral claims

located in the Slocan Mining Division of British Columbia;

B. The Optionor has agreed to grant an exclusive option to

the Optionee to acquire an interest in and to the Property, on the terms and conditions hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $1.00 now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

DEFINITIONS

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1. For the purposes of this Agreement the following words

and phrases shall have the following meanings, namely:

(a) "Exploration Expenditures" means the sum of:

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(i) all costs of acquisition and maintenance of the

Property, all expenditures on the exploration and

development of the Property, and all other costs

and expenses of whatsoever kind or nature,

including those of a capital nature, incurred or

chargeable by the Optionee with respect to the

exploration of the Property, and

(ii) as compensation for general overhead expenses

which the Optionee may incur, an amount equal to

10% of all amounts included in subparagraph (i)

in each year but only 5% of such amounts when

paid by the Optionee under any contract involving

payments by it in excess of $100,000 in one year;

(b) "Option" means the option to acquire a 100% undivided

interest in and to the Property as provided in this

Agreement;

(c) "Option Period" means the period from the date of this

Agreement to and including the date of exercise or

termination of the Option;

(d) "Property" means the mineral claims described in Schedule

"A" hereto including any replacement or successor claims,

and all mining leases and other mining interests derived

from any such claims. Any reference herein to any

mineral claim comprising the Property includes any

mineral leases or other interests into which such mineral

claim may have been converted;

(e) "Property Rights" means all licenses, permits, easements,

rights-of-way, certificates and other approvals obtained

by either of the parties either before or after the date

of this Agreement and necessary for the exploration of

the Property;

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONOR

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2. (a) The Optionor represents and warrants to and covenants with the Optionee that:

(i) it is legally entitled to hold the Property and

the Property Rights and will remain so entitled

until the interest of the Optionor in the

Property which is subject to the Option has been

duly transferred to the Optionee as contemplated

hereby;

(ii) it is, and at the time of each transfer to the

Optionee of an interest in the mineral claims

comprising the Property pursuant to the exercise

of the Option it will be, the recorded holder and

beneficial owner of all of the mineral claims

comprising the Property free and clear of all

liens, charges and claims of others, except as

noted on Schedule "A", and no taxes or rentals

are or will be due in respect of any of the

mineral claims;

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(iii) the mineral claims comprising the Property have

been duly and validly located and recorded

pursuant to the laws of the jurisdiction in which

the Property is situate and are in good standing

with respect to all filings, fees, taxes,

assessments, work commitments or other conditions

on the date hereof and until the dates set

opposite the respective names thereof in Schedule

"A";

(iv) there are not any adverse claims or challenges

against or to the ownership of or title to any of

the mineral claims comprising the Property, nor

to the knowledge of the Optionor is there any

basis therefor, and there are no outstanding

agreements or options to acquire or purchase the

Property or any portion thereof, and no person

other than the Optionor, pursuant to the

provisions hereof,] has any royalty or other

interest whatsoever in production from any of the

mineral claims comprising the Property other than

as set out in Schedule "A";

(v) no proceedings are pending for, and the Optionor

is unaware of any basis for the institution of

any proceedings leading to the placing of the

Optionor in bankruptcy or subject to any other

laws governing the affairs of insolvent persons;

(b) The representations and warranties contained in this

section are provided for the exclusive benefit of the

Optionee, and a breach of any one or more thereof may be

waived by the Optionee in whole or in part at any time

without prejudice to its rights in respect of any other

breach of the same or any other representation or

warranty, and the representations and warranties

contained in this section shall survive the execution of

this Agreement and of any transfers, assignments, deeds

or further documents respecting the Property.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

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3. (a) The Optionee represents and warrants to and covenants with the Optionor that:

(i) it has been duly incorporated, amalgamated or

continued and validly exists as a corporation in

good standing under the laws of its jurisdiction

of incorporation, amalgamation or continuation;

(ii) it will on exercise of the Option be lawfully

authorized to hold mineral claims and real

property under the laws of the jurisdiction in

which the Property is situate;

(iii) it has duly obtained all corporate authorizations

for the execution of this Agreement and for the

performance of this Agreement by it, and the


consummation of the transactions herein

contemplated will not conflict with or result in

any breach of any covenants or agreements

contained in, or constitute a default under, or

result in the creation of any encumbrance under

the provisions of the Articles or the constating

documents of the Optionee or any shareholders' or

directors' resolution, indenture, agreement or

other instrument whatsoever to which the Optionee

is a party or by which it is bound or to which it

or the Property may be subject;

(iv) no proceedings are pending for, and the Optionee

is unaware of any basis for the institution of

any proceedings leading to, the dissolution or

winding up of the Optionee or the placing of the

Optionee in bankruptcy or subject to any other

laws governing the affairs of insolvent

corporations;

(b) The representations and warranties contained in this

section are provided for the exclusive benefit of the

Optionor and a breach of any one or more thereof may be

waived by the Optionor in whole or in part at any time

without prejudice to its rights in respect of any other

breach of the same or any other representation or

warranty, and the representations and warranties

contained in this section shall survive the execution

hereof.

GRANT AND EXERCISE OF OPTION

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4. (a) The Optionor hereby grants to the Optionee the sole and exclusive right and option to acquire a 100% undivided

interest in and to the Property free and clear of all

charges, encumbrances and claims.

(b) The Option shall be exercised by the Optionee:

(i) paying the Optionor $5,000 US on the execution of

this Agreement, the receipt of which is hereby

waived by the Optionor;

(ii) paying the Optionor up to $70,000 US as follows:

(A) $10,000 US on or before June 30, 2008.

(B) an additional $10,000 US on or before

December 31, 2008; and

(C) an additional $50,000 US on or before

December 31, 2008.

(iii) incurring Exploration Expenditures of up to

$32,000 US on the Property as follows:


(A) $2,000 US on or before December 31, 2007;

(B) a further $10,000 US on or before June 30,

2008; and

(C) a further $20,000 US on or before December

31, 2008.

In the event that the Optionee spends, in any of the

above periods, less than the specified sum, it may pay to

the Optionor the difference between the amount it

actually spent and the specified sum before the expiry of

that period in full satisfaction of the Exploration

Expenditures to be incurred. In the event that the

Optionee spends, in any period, more than the specified

sum, the excess shall be carried forward and applied to

the Exploration Expenditures to be incurred in succeeding

periods.

(c) If and when the Option has been exercised, a 100%

undivided right, title and interest in and to the

Property shall vest in the Optionee free and clear of all

charges, encumbrances and claims.

TRANSFER OF PROPERTY

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5. The Optionor shall, forthwith after the exercise of the

Option by the Optionee, deliver to the Optionee duly executed transfers of the appropriate interest in the Property which shall have been acquired by the Optionee upon exercise of the Option.

RIGHT OF ENTRY

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6. Throughout the Option Period the directors and officers

of the Optionee and its servants, agents and independent

contractors, shall have the sole and exclusive right in respect of the Property to:

(a) enter thereon;

(b) have exclusive and quiet possession thereof;

(c) do such prospecting, exploration, development and other

mining work thereon and thereunder as the Optionee in its

sole discretion may determine advisable;

(d) bring upon and erect upon the Property such buildings,

plant, machinery and equipment as the Optionee may deem

advisable; and

(e) remove therefrom and dispose of reasonable quantities of ores, minerals and metals for the purposes of obtaining

assays or making other tests.


OBLIGATIONS OF THE OPTIONEE DURING OPTION PERIOD

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7. During the Option Period the Optionee shall:

(a) maintain in good standing those mineral claims comprising the Property by the doing and filing of assessment work

or the making of payments in lieu thereof, by the payment

of taxes and rentals, and the performance of all other

actions which may be necessary in that regard and in

order to keep such mineral claims free and clear of all

liens and other charges arising from the Optionee's

activities thereon except those at the time contested in

good faith by the Optionee;

(b) permit the directors, officers, employees and designated consultants of the Optionor, at their own risk and

expense, access to the Property at all reasonable times,

and the Optionor agrees to indemnify the Optionee against

and to save it harmless from all costs, claims,

liabilities and expenses that the Optionee may incur or

suffer as a result of any injury (including injury

causing death) to any director, officer, employee or

designated consultant of the Optionor while on the

Property;

(c) do all work on the Property in a good and workmanlike

fashion and in accordance with all applicable laws,

regulations, orders and ordinances of any governmental

authority;

(d) indemnify and save the Optionor harmless in respect of

any and all costs, claims, liabilities and expenses

arising out of the Optionee's activities on the Property,

but the Optionee shall incur no obligation hereunder in

respect of claims arising or damages suffered after

termination of the Option if upon termination of the

Option any workings on or improvements to the Property

made by the Optionee are left in a safe condition;

(e) permit the Optionor, at its own expense, reasonable

access to the results of the work done on the Property

during the last completed calendar year;

(f) deliver to the Optionor, forthwith upon receipt thereof,

copies of all reports, maps, assay results and other

technical data compiled by or prepared at the direction

of the Optionee with respect to the Property.

TERMINATION OF OPTION BY OPTIONEE

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8. (a) The Option shall terminate:

(i) upon the Optionee failing to incur or make any

expenditure or payment which must be incurred or

made in exercise of the Option; or


(ii) at any other time, by the Optionee giving notice

of such termination to the Optionor.

(b) If the Option is terminated the Optionee shall:

(i) leave in good standing for a period of at least

12 months from the termination of the Option

Period those mineral claims comprising the

Property;

(ii) deliver or make available at no cost to the

Optionor within 90 days of such termination, all

drill core, copies of all reports, maps, assay

results and other relevant technical data

compiled by, prepared at the direction of, or in

the possession of the Optionee with respect to

the Property and not theretofore furnished to the

Optionor.

(c) Notwithstanding the termination of the Option, the

Optionee shall have the right, within a period of 180

days following the end of the Option Period, to remove

from the Property all buildings, plant, equipment,

machinery, tools, appliances and supplies which have been

brought upon the Property by or on behalf of the

Optionee, and any such property not removed within such

180 day period shall thereafter become the property of

the Optionor.

TRANSFERS

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9. (a) The Optionee may at any time either during the Option

Period or thereafter, sell, transfer or otherwise dispose

of all or any portion of its interest in and to the

Property and this Agreement provided that any purchaser,

grantee or transferee of any such interest shall have

first delivered to the Optionor its agreement relating to

this Agreement and to the Property, containing:

(i) a covenant to perform all the obligations of the

Optionee to be performed under this Agreement in

respect of the interest to be acquired by it from

the Optionee to the same extent as if this

Agreement had been originally executed by such

purchaser, grantee or transferee; and

(ii) a provision subjecting any further sale, transfer

or other disposition of such interest in the

Property and this Agreement or any portion

thereof to the restrictions contained in this

paragraph (a).

(b) No assignment by the Optionee of any interest less than

its entire interest in this Agreement and in the Property

shall, as between the Optionee and the Optionor,

discharge it from any of its obligations hereunder, but

upon the transfer by the Optionee of the entire interest

at the time held by it in this Agreement, whether to one


or more transferees and whether in one or in a number of

successive transfers, the Optionee shall be deemed to be

discharged from all obligations hereunder save and except

for the fulfilment of contractual commitments accrued due

prior to the date on which the Optionee shall have no

further interest in this Agreement.

(c) If the Optionor should receive a bona fide offer from an independent third party (the "Proposed Purchaser")

dealing at arm's length with the Optionor to purchase all

or a part of its interest in the Property, which offer

the Optionor desires to accept, or if the Optionor

intends to sell all or a part of its interest in the

Property:

(i) The Optionor shall first offer (the "Offer") such

interest in writing to the Optionee upon terms no

less favourable than those offered by the

Proposed Purchaser or intended to be offered by

the Optionor, as the case may be.

(ii) The Offer shall specify the price, terms and

conditions of such sale, the name of the Proposed

Purchaser and shall, in the case of an intended

offer by the Optionor, disclose the person or

persons to whom the Optionor intends to offer its

interest and, if the offer received by the

Optionor from the Proposed Purchaser provides for

any consideration payable to the Optionor

otherwise than in cash, the Offer shall include

the Optionor's good faith estimate of the cash

equivalent of the non-cash consideration.

(iii) If within a period of 60 days of the receipt of

the Offer the Optionee notifies the Optionor in

writing that it will accept the Offer, the

Optionor shall be bound to sell such interest to

the Optionee on the terms and conditions of the

Offer. If the Offer so accepted by the Optionee

contains the Optionor's good faith estimate of

the cash equivalent of the non cash consideration

as aforesaid, and if the Optionee disagrees with

the Optionor's best estimate, the Optionee shall

so notify the Optionor at the time of acceptance

and the Optionee shall, in such notice, specify

what it considers, in good faith, the fair cash

equivalent to be and the resulting total purchase

price. If the Optionee so notifies the Optionor,

the acceptance by the Optionee shall be effective

and binding upon the Optionor and the Optionee,

and the cash equivalent of any such non-cash

consideration shall be determined by binding

arbitration and shall be payable by the Optionee,

subject to prepayment as hereinafter provided,

within 60 days following its determination by

arbitration. The Optionee shall in such case pay

to the Optionor, against receipt of an absolute

transfer of clear and unencumbered title to the

interest of the Optionor being sold, the total

purchase price which is specified in its notice

to the Optionor and such amount shall be credited

to the amount determined following arbitration of

the cash equivalent of any non-cash

consideration.


(iv) If the Optionee fails to notify the Optionor

before the expiration of the time limited

therefor that it will purchase the interest

offered, the Optionor may sell and transfer such

interest to the Proposed Purchaser at the price

and on the terms and conditions specified in the

Offer for a period of 60 days, but the terms of

this paragraph shall again apply to such interest

if the sale to the Proposed Purchaser is not

completed within such 60 days.

(v) Any sale hereunder shall be conditional upon the

Proposed Purchaser delivering a written

undertaking to the Optionee, in form and

substance satisfactory to its counsel, to be

bound by the terms and conditions of this

Agreement.

SURRENDER OF PROPERTY INTERESTS

PRIOR TO TERMINATION OF AGREEMENT

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10. The Optionee may at any time during the Option Period elect to abandon any one or more of the mineral claims comprised in the Property by giving notice to the Optionor of such intention.

Any claims so abandoned shall be in good standing under the laws of the jurisdiction in which they are situate for at least 12 months from the date of abandonment. Upon any such abandonment, the mineral claims so abandoned shall for all purposes of this

Agreement cease to form part of the Property and, if title to such claims has been transferred to the Optionee the Optionee shall retransfer such title to the Optionor at the Optionee's expense.

FORCE MAJEURE

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11. (a) If the Optionee is at any time either during the Option

Period or thereafter prevented or delayed in complying

with any provisions of this Agreement by reason of

strikes, lock-outs, labour shortages, power shortages,

fuel shortages, fires, wars, acts of God, governmental

regulations restricting normal operations, shipping

delays or any other reason or reasons, other than lack of

funds, beyond the control of the Optionee, the time

limited for the performance by the Optionee of its

obligations hereunder shall be extended by a period of

time equal in length to the period of each such

prevention or delay, but nothing herein shall discharge

the Optionee from its obligations hereunder to maintain

the Property in good standing;

(b) The Optionee shall give prompt notice to the Optionor of each event of force majeure and upon cessation of such

event shall furnish to the Optionor with notice to that

effect together with particulars of the number of days by

which the obligations of the Optionee hereunder have been

extended by virtue of such event of force majeure and all

preceding events of force majeure.


CONFIDENTIAL INFORMATION

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12. No information furnished by the Optionee to the Optionor hereunder in respect of the activities carried out on the Property by the Optionee shall be published or disclosed by the Optionor without the prior written consent of the Optionee, but such consent in respect of the reporting of factual data shall not be

unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to

applicable securities or corporation laws, regulations or policies.

ARBITRATION

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13. (a) All questions or matters in dispute under this Agreement shall be submitted to arbitration pursuant to the terms

hereof.

(b) It shall be a condition precedent to the right of any

party to submit any matter to arbitration pursuant to the

provisions hereof, that any party intending to refer any

matter to arbitration shall have given not less than 10

days' prior notice of its intention to do so to the other

party, together with particulars of the matter in

dispute. On the expiration of such 10 days, the party

who gave such notice may proceed to refer the dispute to

arbitration as provided in paragraph (c).

(c) The party desiring arbitration shall appoint one

arbitrator, and shall notify the other party of such

appointment, and the other party shall, within 15 days

after receiving such notice, either consent to the

appointment of such arbitrator which shall then carry out

the arbitration or appoint an arbitrator, and the two

arbitrators so named, before proceeding to act, shall,

within 30 days of the appointment of the last appointed

arbitrator, unanimously agree on the appointment of a

third arbitrator to act with them and be chairman of the

arbitration herein provided for. If the other party

shall fail to appoint an arbitrator within 15 days after

receiving notice of the appointment of the first

arbitrator, the first arbitrator shall be the only

arbitrator. If the two arbitrators appointed by the

parties shall be unable to agree on the appointment of

the chairman, the chairman shall be appointed under the

provisions of the Commercial Arbitration Act of British

Columbia. Except as specifically otherwise provided in

this section, the arbitration herein provided for shall

be conducted in accordance with such Act. The chairman,

or in the case where only one arbitrator is appointed,

the single arbitrator, shall fix a time and place in

Vancouver, British Columbia, for the purpose of hearing

the evidence and representations of the parties, and he

shall preside over the arbitration and determine all

questions of procedure not provided for under such Act or

this section. After hearing any evidence and

representations that the parties may submit, the single

arbitrator, or the arbitrators, as the case may be, shall

make an award and reduce the same to writing, and deliver

one copy thereof to each of the parties. The expense of

the arbitration shall be paid as specified in the award.


(d) The parties agree that the award of a majority of the

arbitrators, or in the case of a single arbitrator, of

such arbitrator, shall be final and binding upon each of

them.

DEFAULT

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14. If at any time during the Option Period the Optionee is in default of any provision in this Agreement (other than the provisions of subparagraph 4(b) for which no notice of default need be given), the Optionor may terminate this Agreement, but only if:

(a) it shall have first given to the Optionee a notice of

default containing particulars of the obligation which

the Optionee has not performed, or the warranty breached;

and

(b) the Optionee has not, within 45 days following delivery

of such notice of default, cured such default or

commenced proceedings to cure such default by appropriate

payment or performance, the Optionee hereby agreeing that

should it so commence to cure any default it will

prosecute the same to completion without undue delay.

Should the Optionee fail to comply with the provision of

subparagraph (b), the Optionor may thereafter terminate this

Agreement by giving notice thereof to the Optionee.

NOTICES

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15. Each notice, demand or other communication required or

permitted to be given under this Agreement shall be in writing and shall be delivered, telegraphed or telecopied to such party at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or telegraphed or, if given by telecopier, shall be deemed conclusively to be the next business day. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

GENERAL

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16. (a) This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written,

heretofore existing between the parties in respect of the

subject matter of this Agreement.


(b) No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the

performance by such other of its obligations hereunder

shall be deemed or construed to be a consent to or a

waiver of any other breach or default.

(c) The parties shall promptly execute or cause to be

executed all documents, deeds, conveyances and other

instruments of further assurance and do such further and

other acts which may be reasonably necessary or advisable

to carry out fully the intent of this Agreement or to

record wherever appropriate the respective interest from

time to time of the parties in the Property.

(d) This Agreement shall enure to the benefit of and be

binding upon the parties and their respective successors

and permitted assigns.

(e) This Agreement shall be governed by and construed in

accordance with the laws of British Columbia and shall be

subject to the approval of all securities regulatory

authorities having jurisdiction.

(f) Time shall be of the essence in this Agreement.

(g) Wherever the neuter and singular is used in this

Agreement it shall be deemed to include the plural,

masculine and feminine, as the case may be.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


(h) Any reference in this Agreement to currency shall be

deemed to be United States currency.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE COMMON SEAL OF )

BIG BEAR RESOURCES INC. )

was hereunto affixed in the )

presence of: )

)

) c/s

)

Authorized Signatory )

)

)

)

)

Signatory ) Signature /s/ Korina L. Houghton

SIGNED, SEALED AND DELIVERED )

BY SCOTT C. HOUGHTON )

in the presence of: )

)

)

)

)

)

Signature ) Signature /s/ Scott C. Houghton

)

)

Name ) Witness /s/ Benny Mumford

)

Address 3475 Windermere Street )

Vancouver, B.C. )